UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

ITC^DeltaCom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 385-8000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

The following table presents, as of February 28, 2005, information regarding the beneficial ownership of the common stock of ITC^DeltaCom, Inc. by the following persons:

•	each director;

•	the Chief Executive Officer and the other named executive officers in the summary compensation table appearing under “Executive Compensation” in ITC^DeltaCom’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2004; and

•	all directors and executive officers as a group.

This information has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership of a class of capital stock includes any shares of such class as to which a person, directly or indirectly, has or shares voting power or investment power and also any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option, warrant or other right, without regard to whether such right expires before the end of such 60-day period or continues thereafter. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be the beneficial owners of such securities. Information with respect to persons other than the holders listed in the table below that share beneficial ownership with respect to the shares of common stock shown is set forth following the table.

As of February 28, 2005, 55,084,955 shares of common stock were outstanding.

ITC^DeltaCom also has 179,311 shares of 8% Series A convertible redeemable preferred stock and 539,075 shares of 8% Series B convertible redeemable preferred stock outstanding as of February 28, 2005. Shares of the Series A preferred stock and Series B preferred stock are convertible at any time at the holder’s option into shares of the common stock according to a formula specified in the applicable preferred stock certificate of designation. The following table and related information does not include the additional shares of common stock that would be issuable by us upon conversion of the preferred stock from and after January 1, 2005 as a result of dividends that accrue on the Series A preferred stock from and after January 1, 2005. The information presented below assumes that any fractional shares of common stock otherwise issuable upon conversion of either series of the preferred stock or upon exercise of ITC^DeltaCom’s outstanding warrants issued on October 29, 2002 (the “Series A warrants”) or October 6, 2003 (the “Series B warrants”) will be rounded up to the nearest whole share of common stock.

Common Stock

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
John Almeida, Jr.	5,112	*
John W. Braukman, III	45,000	*
John J. DeLucca	6,666	*
Anthony J. de Nicola	49,507,505	65.4
Campbell B. Lanier, III	993,750	1.8
R. Gerald McCarley	7,666	*
Thomas E. McInerney	49,507,505	65.4
J. Thomas Mullis	111,371	*
Sara L. Plunkett	52,250	*
Douglas A. Shumate	162,656	*
Sanjay Swani	49,507,505	65.4
Andrew M. Walker	372,224	*
Larry F. Williams	1,158,784	2.1
All directors and executive officers as a group (15 persons)	52,429,650	72.2

*	Less than one percent.

The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners listed in the table have sole voting and investment power with respect to the shares shown.

The shares of common stock shown as beneficially owned by John Almeida, Jr. include 1,444 shares of common stock issuable upon the conversion of Series B preferred stock held of record by Mr. Almeida and 396 shares of common stock issuable upon the exercise of Series B warrants held of record by Mr. Almeida. Mr. Almeida is a general partner of Welsh, Carson, Anderson & Stowe.

The shares of common stock shown as beneficially owned by John W. Braukman, III include 40,000 shares of common stock subject to restricted stock units that have vested.

The shares of common stock shown as beneficially owned by John J. DeLucca consist of 6,666 shares of common stock that Mr. DeLucca has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options.

The information concerning Anthony J. de Nicola is based upon our records and an amended statement on Schedule 13D/A filed by the Welsh, Carson, Anderson & Stowe group with the SEC on November 18, 2004. The shares of common stock shown as beneficially owned by Mr. de Nicola include 3,333 shares of common stock that Mr. de Nicola has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options. In addition, Mr. de Nicola reports that he shares voting and investment power with respect to all of the shares of common stock shown, other than the 3,333 shares of common stock that Mr. de Nicola has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options, with the following remaining members of the Welsh, Carson, Anderson & Stowe group: Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS VIII Associates, L.L.C., WCAS Capital Partners III, L.P., WCAS CP III Associates, L.L.C., Patrick J. Welsh, Russell L. Carson, Bruce K. Anderson, Thomas E. McInerney, Robert A. Minicucci, Paul B. Queally, Jonathan M. Rather, D. Scott Mackesy, John D. Clark, James R. Matthews and Sanjay Swani. Mr. de Nicola is a managing member of WCAS VIII Associates, L.L.C., the sole general partner of Welsh, Carson, Anderson &

Stowe VIII, L.P., and a managing member of WCAS CP III Associates, L.L.C., the sole general partner of WCAS Capital Partners III, L.P. The shares of common stock beneficially owned by the Welsh, Carson, Anderson & Stowe group as of February 28, 2005 include the following: 25,848,113 shares of common stock held of record by Welsh, Carson, Anderson & Stowe VIII, L.P. and 16,624,920 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Welsh, Carson, Anderson & Stowe VIII, L.P.; 1,951,715 shares of common stock held of record by WCAS Capital Partners III, L.P. and 3,347,498 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by WCAS Capital Partners III, L.P.; 235,932 shares of common stock held of record by each of Patrick J. Welsh and Russell L. Carson, and 136,810 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by each of Messrs. Welsh and Carson; 192,932 shares of common stock held of record by Bruce K. Anderson and 134,921 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Mr. Anderson; 43,000 shares of common stock held of record by Mary R. Anderson TTEE U/A dated 12/03/2003 Bruce K. Anderson Intangible Trust and 1,889 shares of common stock issuable upon conversion of Series B preferred stock held of record by Mary R. Anderson TTEE U/A dated 12/03/2003 Bruce K. Anderson Intangible Trust; 240,483 shares of common stock held of record by Thomas E. McInerney and 139,356 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Mr. McInerney; 83,185 shares of common stock held of record by Robert A. Minicucci and 48,291 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Mr. Minicucci; 28,766 shares of common stock held of record by Anthony J. de Nicola and 16,125 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Mr. de Nicola; 16,630 shares of common stock held of record by Paul B. Queally and 9,873 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Mr. Queally; 5,549 shares of common stock held of record by Jonathan M. Rather and 3,283 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Mr. Rather; 3,288 shares of common stock held of record by D. Scott Mackesy and 2,207 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Mr. Mackesy; 2,418 shares of common stock held of record by James R. Matthews and 764 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Mr. Matthews; and 8,701 shares of common stock held of record by Sanjay Swani and 4,781 shares of common stock issuable upon conversion of Series B preferred stock and upon exercise of Series B warrants held of record by Mr. Swani.

The shares of common stock shown as beneficially owned by Campbell B. Lanier, III include the following: 1,765 shares of common stock held of record by Brown Investment Partners, L.P., of which Mr. Lanier serves as general partner; 10,939 shares of common stock issuable upon conversion of Series A preferred stock held of record by Brown Investment Partners, L.P.; 1,789 shares of common stock issuable upon exercise of Series A warrants held of record by Brown Investment Partners, L.P.; 733,258 shares of common stock issuable upon conversion of Series A preferred stock held of record by Mr. Lanier; 119,908 shares of common stock issuable upon exercise of Series A warrants held of record by Mr. Lanier; and 6,666 shares of common stock that Mr. Lanier has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options.

The shares of common stock shown as beneficially owned by R. Gerald McCarley include 6,666 shares of common stock that Mr. McCarley has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options.

The information concerning Thomas E. McInerney is based upon our records and an amended statement on Schedule 13D/A filed by the Welsh, Carson, Anderson & Stowe group with the SEC on November 18, 2004. The shares shown as beneficially owned by Mr. McInerney include 3,333 shares of common stock that Mr. McInerney has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options. In addition, Mr. McInerney reports that he shares voting and investment power with respect to all of the shares of common stock shown, other than the 3,333 shares of common stock that Mr. McInerney has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options, with the remaining members of the Welsh, Carson, Anderson & Stowe group. Mr. McInerney is a managing member of WCAS VIII Associates, L.L.C., the sole general partner of Welsh, Carson, Anderson & Stowe VIII, L.P., and a managing member of WCAS CP III Associates, L.L.C., the sole general partner of WCAS Capital Partners III. L.P. For additional information concerning the nature of Mr. McInerney’s beneficial ownership of such shares of common stock, see the information above with respect to the security ownership of Anthony J. de Nicola.

The shares of common stock shown as beneficially owned by J. Thomas Mullis include 56,250 shares that Mr. Mullis has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options and 37,333 shares of common stock subject to restricted stock units that have vested. The shares of common stock shown as beneficially owned by Mr. Mullis for which he shares voting and investment power include 17,724 shares credited to Mr. Mullis’s participant account in our 401(k) retirement savings plan, which are voted by the plan’s trustees.

The shares of common stock shown as beneficially owned by Sara L. Plunkett include 50,000 shares that Ms. Plunkett has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options and 2,250 shares of common stock subject to restricted stock units that have vested.

        The shares of common stock shown as beneficially owned by Douglas A. Shumate include the following: 41,328 shares of common stock issuable upon conversion of Series A preferred stock held of record by Mr. Shumate and 6,759 shares of common stock issuable upon exercise of Series A warrants held of record by Mr. Shumate; 62,500 shares of common stock that Mr. Shumate has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options; 45,000 shares of common stock subject to restricted stock units that have vested; 14 shares of common stock owned of record by Mr. Shumate’s spouse; and 246 shares of common stock credited to Mr. Shumate’s participant account in our 401(k) retirement savings plan, which are voted by the plan’s trustees. Mr. Shumate shares voting and investment power with respect to the shares held of record by his spouse.

The information concerning Sanjay Swani is based upon our records and an amended statement on Schedule 13D/A filed by the Welsh, Carson, Anderson & Stowe group with the SEC on November 18, 2004. The shares of common stock shown as beneficially owned by Mr. Swani include 3,333 shares of common stock that Mr. Swani has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options. In addition, Mr. Swani reports that he shares voting and investment power with respect to all of the shares of common stock shown, other than the 3,333 shares of common stock that Mr. Swani has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options, with the remaining members of the Welsh, Carson, Anderson & Stowe group. Mr. Swani is a managing member of WCAS VIII Associates, L.L.C., the sole general partner of Welsh, Carson, Anderson & Stowe VIII, L.P., and a managing member of WCAS CP III Associates, L.L.C., the sole general partner of WCAS Capital Partners III, L.P. For additional information concerning the nature of Mr. Swani’s beneficial ownership of such shares of common stock, see the information above with respect to the security ownership of Anthony J. de Nicola.

The shares of common stock shown as beneficially owned by Andrew M. Walker include the following: 112,500 shares of common stock that Mr. Walker has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options; 240,000 shares of common stock subject to restricted stock units that have vested; 18,614 shares of common stock credited to Mr. Walker’s participant account in our 401(k) retirement savings plan, which are voted by the plan’s trustees; and one share held of record by Mr. Walker’s wife, for which Mr. Walker shares voting and investment power.

The shares of common stock shown as beneficially owned by Larry F. Williams include the following: 271,999 shares held of record by Mr. Williams’s wife, for which Mr. Williams shares voting and investment power; 225,000 shares of common stock that Mr. Williams has the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options; and 661,500 shares of common stock subject to restricted stock units that have vested.

The shares of common stock shown as beneficially owned by all directors and executive officers as a group include the following: a total of 1,026,083 shares of common stock subject to restricted stock units that have vested; a total of 620,746 shares of common stock that all directors and executive officers as a group have the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of stock options; a total of 36,584 shares of common stock credited to the participant accounts of the executive officers in our 401(k) retirement savings plan, which are voted by the plan’s trustees; a total of 18,659,139 shares of common stock that all directors and executive officers as a group have the right to acquire within 60 days of February 28, 2005 pursuant to the conversion of preferred stock; and 2,864,210 shares of common stock that all directors and executive officers as a group have the right to purchase within 60 days of February 28, 2005 pursuant to the exercise of warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2005	ITC^DELTACOM, INC.

/s/ J. Thomas Mullis
J. Thomas Mullis
Senior Vice President-Legal and Regulatory
(Duly Authorized Officer)